                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported SEPTEMBER 15, 2000

              First Union National Bank (as Representative under a
           Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance
                of TMS Home Improvement Loan Backed Certificates,
                   Series 1998-I) and each of the Originators
                      listed on Schedule A attached hereto.
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             (Exact name of registrant as specified in its charter)


              *                      333-60771              *
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State or other jurisdiction         (Commission       (IRS Employer
     of incorporation)              File Number)        ID Number)


         c/o First Union National Bank, 401 South Tryon Street - NC1179
                               Charlotte, NC 28288
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                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568


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          (Former name or former address, if changed since last report)


*        See Schedule A

Item 5            Other Events

                  Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the SEPTEMBER 15, 2000 Remittance Date.

Item 7            Financial Statements and Exhibits



Item 601 (a) of Regulation
S-K Exhibit Number

20.1 Monthly statement to Class A Certificate holders with respect to the SEPTEMBER 15, 2000 Remittance Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Robert Ashbaugh
    -------------------
Name: Robert Ashbaugh
Title: Vice President                                  Dated: SEPTEMBER 29, 2000

                                  Exhibit Index


20.1 Monthly statement sent to Class A Certificate holders with respect to the SEPTEMBER 15, 2000 Remittance Date.

                                   Schedule A


                                       State of                   IRS Employer
Registrant                             Incorporation              ID Number
----------                             -------------              ------------
TMS Mortgage Inc.                      New Jersey                 22-3217781
The Money Store/D.C. Inc.              D.C.                       22-2133027
The Money Store/Kentucky Inc.          Kentucky                   22-2459832
The Money Store Home Equity Corp.      Kentucky                   22-2522232
The Money Store/Minnesota Inc.         Minnesota                  22-3003495